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                                   EXHIBIT A

                              AMENDED AND RESTATED
                               FIRST AMENDMENT TO
                        INCENTIVE STOCK OPTION AGREEMENTS


         FIRST AMENDMENT TO INCENTIVE STOCK OPTION AGREEMENTS (this "Amendment") is entered into as of the 20th day of May, 2002, by and among Heritage Financial Holding Corporation (the "Corporation"), Heritage Bank (the "Bank") and Reginald D. Gilbert ("Mr. Gilbert").

         WHEREAS, the Board of Directors of the Bank, a predecessor-in-interest to the Corporation, granted Mr. Gilbert options to purchase shares of Bank common stock pursuant to certain Incentive Stock Option Agreements (the "Incentive Stock Option Agreements") dated as follows:

                                    June 10, 1995 January 1, 1997 April 17, 1998
                                    July 15, 1998 August 24, 1998 December 28,
                                    1999;

         WHEREAS, the Corporation, the Bank and Heritage Interim Corporation entered into a Plan of Reorganization and Agreement of Merger (the "Reorganization Agreement"), dated March 14, 2000, whereby the Corporation became a bank holding company and all of the stockholders of the Bank became stockholders of the Corporation;

         WHEREAS, pursuant to Section 2.2 of the Reorganization Agreement, the Corporation assumed the Heritage Bank Incentive Stock Compensation Plan, and the Reorganization Agreement provided that all outstanding options to purchase shares of Bank common stock were converted automatically into substitute options to acquire the same number of shares of Corporation common stock;

         WHEREAS, the Corporation has adopted, and the stockholders of the Corporation have ratified, the Heritage Financial Holding Corporation Incentive Stock Compensation Plan;

         WHEREAS, in order to clarify that Mr. Gilbert's stock options under the Incentive Stock Option Agreements are currently options to purchase shares of common stock of the Corporation and not the Bank, the Corporation, the Bank and Mr. Gilbert each hereby desires to amend the Incentive Stock Option Agreements to reflect that fact;

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         WHEREAS, as of the date of this Amendment, all of Mr. Gilbert's options to purchase shares of Corporation common stock pursuant to the Incentive Stock Option Agreements are vested, with the specific exceptions of unvested stock options totaling 360,000 shares of Corporation common stock under the August 24, 1998 Incentive Stock Option Agreement and the shares of Corporation common stock covered by the June 10, 1995 Incentive Stock Option Agreement, all of which have been acquired by Mr. Gilbert upon exercise;

         WHEREAS, in accordance with that certain Retirement, Release and Settlement Agreement, dated March 25, 2002, by and among the parties hereto, Mr. Gilbert has voluntarily resigned as an officer and employee of the Corporation and the Bank, and the Bank and Mr. Gilbert each hereby desires to amend the Incentive Stock Option Agreements to reflect certain new terms and conditions;

         WHEREAS, the Corporation, the Bank and Mr. Gilbert, after further extensive discussions, each have further agreed in good faith to amend and restate the Retirement, Release and Settlement Agreement, and carry out the terms therein, in order to clarify and amend certain terms of such previous agreement that will be in the best interest of the parties thereto and the stockholders of the Corporation and the Bank, it being intended that such amended and restated agreement will supersede and replace that certain Retirement, Release and Settlement Agreement in its entirety;

         WHEREAS, an Amended and Restated Retirement, Release and Settlement Agreement is being executed on a date contemporaneously herewith by and among the Corporation, the Bank and Mr. Gilbert; and

         WHEREAS, the Corporation, the Bank and Mr. Gilbert each have agreed to amend and restate the First Amendment to Incentive Stock Option Agreements in order to conform the terms in such previous amendment to the terms in the Amended and Restated Retirement, Release and Settlement Agreement, it being intended that this Amendment will supersede and replace that certain First Amendment to Incentive Stock Option Agreements in its entirety.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby further acknowledged and agreed to, the Corporation, the Bank and Mr. Gilbert each hereby agrees as follows:

         1. All references to "Heritage Bank" throughout the Incentive Stock Option Agreements, and any exhibits and attachments thereto, are hereby substituted with "Heritage Financial Holding Corporation".

         2. All references to "Heritage Bank Incentive Stock Compensation Plan" throughout the Incentive Stock Option Agreements, and any exhibits and attachments thereto, are hereby substituted with "Heritage Financial Holding Corporation Incentive Stock Compensation Plan".

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         3. The Incentive Stock Option Agreements are hereby amended to reflect the fact that all of Mr. Gilbert's stock options are options to purchase shares of common stock of the Corporation and not the Bank.

        4. The August 24, 1998 Incentive Stock Option Agreement is hereby amended as follows:

        a. the Corporation hereby vests, in whole, on the Effective Date (as defined in the Retirement, Release and Settlement Agreement), one year of options to purchase common stock of the Corporation in the amount of 60,000 shares (the "April 1, 2002 Options");

        b. the Corporation shall further cause to vest, in whole, on January 1, 2003, one year of options to purchase common stock of the Corporation in the amount of 60,000 shares (the "January 1, 2003 Options"); and

        c. excluding the vesting of those stock options provided for in Section 4(a) and (b) hereof, all remaining stock options under the August 24, 1998 Incentive Stock Option Agreement, an amount totaling 240,000 shares of Corporation common stock, are hereby cancelled with no further rights therein to be held by Mr.Gilbert.

         5. Notwithstanding any other provision relating to the expiration or the termination of Mr. Gilbert's stock options under the Incentive Stock Option Agreements or the Heritage Financial Holding Corporation Incentive Stock Compensation Plan, the Incentive Stock Options Agreements are hereby further amended to clarify that, with the exception of the April 1, 2002 Options and the January 1, 2003 Options, all of the stock options covered thereby are vested either currently or as of the Effective Date (as defined in the Amended and Restated Retirement, Release and Settlement Agreement); as provided for herein, and shall remain outstanding until June 23, 2002, (upon such date all such options shall expire and be canceled) with the specific exception of (a) those stock options cancelled as provided for in Section 4 (c) hereof, (b)those stock options already exercised (c) the April 1, 2002 Options and (d) the January 1, 2003 Options.

         6. Notwithstanding any other provision relating to the expiration or the termination of Mr. Gilbert's stock options under the Incentive Stock Option Agreements or the Heritage Financial Holding Corporation Incentive Stock Compensation Plan, the August 24, 1998 Incentive Stock Option Agreement is hereby further amended with regard to the April 1, 2002 Options to clarify that these options are currently vested and to require Mr. Gilbert to exercise all of the such options within one year of April 1, 2002.

         7. Notwithstanding any other provision relating to the expiration or the termination of Mr. Gilbert's stock options under the Incentive Stock Option Agreements or the Heritage Financial Holding Corporation Incentive Stock Compensation Plan, the August 24, 1998 Incentive Stock Option Agreement is hereby amended with regard to

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the January 1, 2003 Options to require Mr. Gilbert
to exercise all of the such options within one year of January 1, 2003.

         8. If Mr. Gilbert does not exercise all of his stock options within the prescribed time periods as provided for in the amendments herein, then such options shall expire and be cancelled with no further rights therein to be held by Mr. Gilbert.

         9. This Amendment shall be binding upon Mr. Gilbert and any assigns, heirs, executors and administrators thereof.

         10. If there is a conflict between or among the Incentive Stock Option Agreements, the Heritage Financial Holding Corporation Incentive Stock Compensation Plan or this Amendment, the terms of this Amendment shall control.

         11. Except as modified herein, all of the terms and conditions of the Incentive Stock Option Agreements shall remain in full force and effect.

         12. This Amendment may be executed in counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument.


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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.


                     HERITAGE FINANCIAL HOLDING CORPORATION


                          By: _________________________

                         Its: _________________________



                          By: _________________________

                         Its: _________________________



                                  HERITAGE BANK


                          By: _________________________

                         Its: _________________________



                           By:_________________________

                         Its: _________________________





                      _______________________________(L.S.)
                               Reginald D. Gilbert




348004.2

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